Exhibit (h)(59) under Form N-1A<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

Exhibit 10 under Item 601/Reg. S-K

EXHIBIT A

To

The MUTUAL FUND SERVICES AGREEMENT FOR TRANSFER AGENCY SERVICES

between

UNIFIED FUND SERVICES, INC. AND THE HUNTINGTON FUNDS

(Amended & Restated as of July 29, 2009)

NAME OF HUNTINGTON FUNDS PORTFOLIOS

Balanced Allocation Fund

        Class A Shares

Conservative Allocation Fund

        Class A Shares

Dividend Capture Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Fixed Income Securities Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Growth Allocation Fund

        Class A Shares

Growth Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Income Equity Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Intermediate Government Income Fund

        Class A Shares

        Class B Shares

        Institutional Shares

International Equity Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Mid Corp America Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Money Market Fund

        Class A Shares

        Class B Shares

        Institutional Shares

        Interfund Shares

Mortgage Securities Fund

        Class A Shares

        Class B Shares

        Institutional Shares

New Economy Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Ohio Municipal Money Market Fund

        Class A Shares

        Institutional Shares

Ohio Tax-Free Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Real Strategies Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Rotating Markets Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Short/Intermediate Fixed Income Securities Fund

        Class A Shares

        Class B Shares

        Institutional Shares

Situs Fund
        Class A Shares

        Class B Shares

        Institutional Shares

Tax-Free Money Market Fund

        Class A Shares

        Institutional Shares

Technical Opportunities Fund

        Class A Shares

        Class B Shares

        Institutional Shares

U.S. Treasury Money Market Fund

        Class A Shares

        Institutional Shares

Macro 100 Fund

        Class A Shares

        Class B Shares

        Institutional Shares

VA Balanced Fund

VA Dividend Capture Fund

VA Growth Fund

VA Income Equity Fund

VA International Equity Fund

VA Macro 100 Fund

VA Mid Corp America Fund

VA Mortgage Securities Fund

VA New Economy Fund

VA Real Strategies Fund

VA Rotating Markets Fund

VA Situs Fund

This Exhibit A, amended and restated as of July 29, 2009, is hereby incorporated and made part of the Mutual Fund Services Agreement for Transfer Agency Services dated June 23, 2006, by and between the parties named below (the “Agreement”), and replaces any and all prior versions of Exhibit A to the Agreement.

Witness the due execution hereof this 29th day of July, 2009.

THE HUNTINGTON FUNDS

By:  /s/ Eric McKenzie

Name:   Eric McKenzie

Title:   Vice President

UNIFIED FUND SERVICES, INC.

By:  /s/ Melissa K. Gallagher

Name:  Melissa K. Gallagher

Title:  Sr. Vice President